Exhibit 10.4(f)

                 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
                SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED
                 AND SOLD OR OTHERWISE TRANSFERRED ONLY IF REGISTERED
                     PURSUANT TO THE PROVISIONS OF THAT ACT OR IF
                     AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                                J&B MANAGEMENT COMPANY
                                 J&B MANAGEMENT CORP.
                             SULGRAVE REALTY CORPORATION
                              WILMART DEVELOPMENT CORP.
                                LEISURE CENTERS, INC.
                                    AS CO-OBLIGORS

                          12% DEBENTURES DUE APRIL 15, 2003
            (WITH MANDATORY REDEMPTION OF APPROXIMATELY 21% ON JANUARY 15, 1997, 10% ON JANUARY 15, 1998, 23% ON APRIL 15, 2001, 23% ON
                    APRIL 15, 2002, AND 23% ON APRIL 15, 2003)

                                       SERIES 6
          $
           ------                                   ------------------, ---

          Registered Owner:
                              ------------------------------------------
          Certificate Number:
                              ------------------------------------------

                    FOR VALUE RECEIVED, the undersigned, J&B Management Company, a New Jersey general partnership, J&B Management Corp., a New Jersey corporation, Sulgrave Realty Corporation, a New Jersey corporation, Wilmart Development Corp., a New Jersey corporation, and Leisure Centers, Inc., a Delaware corporation, as co-obligors on the Debentures (collectively, the "Company"), hereby promise to pay to the registered owner specified above or registered assigns, the principal amount specified above on April 15, 2003, subject to mandatory redemption, together with accrued but unpaid interest. Interest on the unpaid balance of this Debenture from the date hereof, shall be payable monthly on the 15th day of each month hereafter, at the rate of 12% per annum until the entire principal amount of this Debenture shall have been paid (whether at maturity or at a date fixed for prepayment or otherwise). Interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted under applicable law) on any overdue installment of interest, at the rate of 12% per annum until paid, shall be payable monthly as aforesaid or, at the option of the holder hereof, on demand. Interest shall be computed on the basis of a year of 360 days.

                    Payments of principal and interest shall be made in lawful money of the United States of America by check mailed to the address of the registered owner of this Debenture at the registered owner's address as it appears in the register.

                    This Debenture  is one of the  Series 6, 12% Debentures
          due April 15, 2003 of the Company (the "Debentures"), originally issued in the principal amount of $ ___________ pursuant to the Subscription Agreement, dated as of ___________________, 19__ the "Subscription Agreement"), between the Company and the purchaser named therein, and the Bank Agreement, dated as of May 24, 1993 (the "Bank Agreement") between the Company and The Bank of
          New York  (the "Bank").   Reference is hereby made to the
          Subscription Agreement and the Bank Agreement and to all amendments and supplements thereto for a description of the terms and conditions upon which this Debenture is issued and the rights, duties and obligations of the Company, the Bank and the holder of this Debenture. Copies of the Subscription Agreement and the Bank Agreement are on file in the principal corporate trust office of the Bank.

                    This Debenture will be without recourse to the general partners of J&B Management Company or the shareholders of J&B Management Corp., Sulgrave Realty Corporation, Wilmart Development Corp. and Leisure Centers, Inc.

                    This Debenture shall be governed by the laws of the State of New Jersey.

                    IN   WITNESS  WHEREOF,  the  Company  has  caused  this
          Debenture to be executed by its partner or officer thereunto duly authorized, the day and year first above written.

                              J&B MANAGEMENT COMPANY


                              By:
                                 ----------------------------------
                                  Title:  General Partner


                              J&B MANAGEMENT CORP.


                              By:
                                 ----------------------------------
                                  Title:  Vice President


                              SULGRAVE REALTY CORPORATION

                              By:
                                 ----------------------------------
                                  Title:  Vice President


                              WILMART DEVELOPMENT CORP.


                              By:
                                 ----------------------------------
                                  Title:  Vice President


                              LEISURE CENTERS, INC.


                              By:
                                 ----------------------------------
                                  Title:  Vice President

                            CERTIFICATE OF AUTHENTICATION


                    This Debenture is one of the Debentures of the issue described in the within mentioned Bank Agreement.

                                   THE BANK OF NEW YORK


                                   By:
                                      ----------------------------
                                             Authorized Signatory

                                   Date of Authentication:
                                                           ----------------



                                      ASSIGNMENT

                    FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto __________________________ the within Debenture and does hereby irrevocably constitute and appoint
          _________________________ attorney to transfer the said
          Debenture on the books kept for registration thereof, with full power of substitution in the premises.




          Date:
               ----------------              ----------------------------


          Signature Guaranteed:


          ---------------------


          NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears upon the face of the within Debenture in every particular, without alteration or enlargement or any change whatever.